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                                      EXHIBIT 21
                         SUBSIDIARIES AS OF SEPTEMBER 1, 1996

SUBSIDIARIES OF GRUBB & ELLIS COMPANY

NAME AND                                         STATE OF
TRADE NAMES (IF ANY)                             INCORPORATION
- --------------------                             -------------


Adams-Cates Company                              Georgia
Axiom Real Estate Management, Inc.               Delaware
Collective Services, Inc.                        Pennsylvania
Grubb & Ellis Affiliates, Inc.                   Delaware
Grubb & Ellis Asset Services Company             Delaware
Grubb & Ellis Colorado, Inc.                     California
    TRADE NAME:  Grubb & Ellis Company
Grubb & Ellis Europe, Inc.                       California
Grubb & Ellis Mortgage Company                   California
Grubb & Ellis Mortgage Services, Inc.            California
    TRADE NAME:  GEMS
Grubb & Ellis New York, Inc.                     New York
    TRADE NAMES:  James Felt Realty Services
                  Wm. A. White/Grubb & Ellis
Grubb & Ellis Institutional Properties, Inc.     California
Grubb & Ellis of Nevada, Inc.                    Nevada
Grubb & Ellis of Oregon, Inc.                    Washington
Grubb & Ellis Realty Advisers, Inc.              California
Grubb & Ellis Services Corporation               Florida
Grubb & Ellis Southeast Partners, Inc.           California
G&E Investor Properties I, Inc.                  California
G&E Investor Properties III, Inc.                California
G&E Investor Properties IV, Inc.                 California
HSM Inc.                                         Texas
Leggat McCall/Grubb & Ellis, Inc.                Massachusetts
Montclair Insurance Company Ltd.                 Bermuda
Oliver Realty, Inc.                              Delaware
The Schuck Commercial Brokerage Company          Colorado
Wm. A. White/Grubb & Ellis Inc.                  New York
Wm. A. White/Tishman East Inc.                   New York


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SUBSIDIARIES OF AXIOM REAL ESTATE MANAGEMENT, INC.

NAME AND                                         STATE OF
TRADE NAMES (IF ANY)                             INCORPORATION
- --------------------                             -------------

Axiom Real Estate Management of Colorado, Inc.   Colorado
    TRADE NAME:  Axiom Real Estate
                 Management, Inc.

SUBSIDIARIES OF HSM INC.

NAME AND                                         STATE OF
TRADE NAMES (IF ANY)                             INCORPORATION
- --------------------                             -------------

Henry S. Miller Financial Corporation            Texas
HSM Condominium Corporation                      Texas
HSM Real Estate Securities Corporation           Texas
Miller Capital Corporation                       Texas
Miller Real Estate Services Corporation          Texas


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